EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


     I hereby certify that, to the best of my knowledge, the Quarterly Report on Form 10-QSB of Recom Managed Systems, Inc., for the period ending September 30, 2003:

     (1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of Recom Managed Systems, Inc.




/s/ Charles E. McGill
Charles E. McGill
Chief Executive Officer
November 13, 2003


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Recom Managed Systems, Inc. and will be retained by Recom Managed Systems, Inc. and furnished to the Securities and Exchange Commission upon request.